Exhibit 99.2

This Statement on Form 4 is filed by: (i) Apollo Investment Fund VI, L.P., (ii) Apollo Management VI, L.P., (iii) AIF VI Management, LLC, (iv) Apollo Management, L.P., (v) Apollo Management GP, LLC, (vi) Apollo Management Holdings, L.P., and (vii) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Investment Fund VI, L.P.

Date of Event Requiring Statement:  May 15, 2015

Issuer Name and Ticker or Trading Symbol:  Noranda Aluminum Holding Corp [NOR]

APOLLO INVESTMENT FUND VI, L.P.

By:	Apollo Advisors VI, L.P.
its general partner

	By:		Apollo Capital Management VI, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VI Management, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VI MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:		Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:		/s/ Laurie D. Medley
Laurie D. Medley
Vice President